Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Grasshopper Staffing, Inc. (the “Issuer”) hereby certify that:

(1)

the quarterly report on Form 10-Q of the Issuer for the period ended April 30, 2016 fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 23, 2017	By:	/s/ Melanie Osterman
Melanie Osterman President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)